EXHIBIT 32.1



                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Tag-It Pacific, Inc., a Delaware corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarterly period ended March 31, 2005 as filed with the Securities and Exchange Commission (the "10-K Report") that:

         (1)      the  10-K  Report  fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 16, 2005                         /S/ COLIN DYNE
                                            ---------------------------
                                            Colin Dyne
                                            Chief Executive Officer


Date:  May 16, 2005                         /S/ AUGUST DELUCA
                                            ---------------------------
                                            August DeLuca
                                            Chief Financial Officer